UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-4007

Legg Mason Partners Trust II
(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004
(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.
Legg Mason & Co., LLC
300 First Stamford Place, 4th Floor
Stamford, CT 06902
(Name and address of agent for service)

Registrant's telephone number, including area code: (800) 451-2010

Date of fiscal year end: December 31
Date of reporting period: June 30, 2006

ITEM 1.           REPORT TO STOCKHOLDERS.

     The Semi-Annual Report to Stockholders is filed herewith.

Legg Mason Partners International Large Cap Fund

SEMI-ANNUAL REPORT
JUNE 30, 2006

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Legg Mason Partners International Large Cap Fund

               Semi-Annual Report • June 30, 2006

What’s Inside	Letter from the Chairman	I

	Fund at a Glance	1

	Fund Expenses	2

	Schedule of Investments	4

	Statement of Assets and Liabilities	10

	Statement of Operations	11

	Statements of Changes in Net Assets	12

	Financial Highlights	13

Fund Objective The Fund seeks to provide long term capital growth. Dividend income, if any, is incidental to this goal.
	Notes to Financial Statements	17

	Board Approval of Management and Subadvisory Agreements	26

“Smith Barney”, “Salomon Brothers” and “Citi” are service marks of Citigroup, licensed for use by Legg Mason as the names of funds and investment managers. Legg Mason and its affiliates, as well as the Fund’s investment manager, are not affiliated with Citigroup.

Letter from the Chairman

R. JAY GERKEN, CFA Chairman, President and Chief Executive Officer

Dear Shareholder,

The U.S. economy appeared to be on solid footing during the six-month reporting period. After gross domestic product (“GDP”)[i] rose 1.7% in the fourth quarter of 2005—the first quarter in which GDP growth did not surpass 3.0% in nearly three years—the economy rebounded sharply in the first quarter of 2006. During this time, GDP rose 5.6%, its best showing since the third quarter of 2003. Both strong consumer and business spending prompted the economic turnaround. In the second quarter of 2006, GDP growth was a more modest 2.5%, according to the Commerce Department’s initial reading for the period. The decline was largely attributed to lower consumer spending, triggered by higher interest rates and oil prices, as well as a cooling housing market. In addition, business spending fell during the quarter.

     The Federal Reserve Board (“Fed”)ii continued to raise interest rates during the reporting period. Despite the “changing of the guard” from Fed Chairman Alan Greenspan to Ben Bernanke in early 2006, it was “business as usual” for the Fed, as it raised short-term interest rates four times during the period. Since it began its tightening campaign in June 2004, the Fed has increased rates 17 consecutive times, bringing the federal funds rateiii from 1.00% to 5.25%. Coinciding with its latest rate hike in June 2006, the Fed said: “The extent and timing of any additional firming…will depend on the evolution of the outlook for both inflation and economic growth, as implied by incoming information.”

     For the six-month period ended June 30, 2006, the U.S. stock market produced positive returns, with the S&P 500 Indexiv returning 2.71%. While the economy expanded and corporate profits remained strong, the headwinds from steadily rising interest rates, inflationary pressures and the potential for additional Fed rate hikes tempered returns.

     Looking at the market more closely, small-cap stocks outperformed their mid- and large-cap counterparts, with the

Legg Mason Partners International Large Cap Fund      I

Russell 2000[v], Russell Midcapvi and Russell 1000vii Indexes returning 8.21%, 4.84% and 2.76%, respectively. From an investment style perspective, value stocks significantly outperformed growth stocks, with the Russell 3000 Valueviii and Russell 3000 Growthix Indexes returning 6.90% and –0.32%, respectively, over the reporting period.

Performance Review

For the six months ended June 30, 2006, Class A shares of the Legg Mason Partners International Large Cap Fund, excluding sales charges, returned 9.36%. These shares under-performed the Fund’s unmanaged benchmark, the MSCI EAFE Index[x], which returned 10.16% for the same period. The Lipper International Large-Cap Value Funds Category Average[1] increased 10.43% over the same time frame.

Performance Snapshot as of June 30, 2006 (excluding sales charges) (unaudited)
6 Months
International Large Cap Fund — Class A Shares	9.36%
MSCI EAFE Index	10.16%
Lipper International Large-Cap Value Funds Category Average	10.43%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/InvestorServices.

Excluding sales charges, Class B shares returned 8.79%, Class C shares returned 8.74% and Class Y shares returned 9.53% over the six months ended June 30, 2006. All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on Fund distributions.

Performance figures reflect reimbursements and/or fee waivers, without which the performance would have been lower.

Special Shareholder Notices

As part of the continuing effort to integrate investment products managed by the advisers acquired with Citigroup’s asset management business, Legg Mason, Inc. (“Legg Mason”) has recommended various Fund actions in order to streamline product offerings, standardize share class pricing features, eliminate redundancies and improve efficiencies within the organization. At Board meetings held during June and July 2006, the Fund’s Board reviewed and approved these recom-

1	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the six-month period ended June 30, 2006, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 19 funds in the Fund’s Lipper category, and excluding sales charges.

II      Legg Mason Partners International Large Cap Fund

mendations, and provided authorization to move ahead with proxy solicitations for those matters needing shareholder approval.

     The Fund’s Board has approved the appointment of Legg Mason Partners Fund Advisor, LLC (“LMPFA”) as the Fund’s investment manager effective August 1, 2006 replacing Smith Barney Fund Management LLC (“SBFM”). The Fund’s Board has also approved the appointment of Batterymarch Financial Management, Inc. (“Batterymarch”) as the Fund’s subadviser effective August 1, 2006. The portfolio managers who are responsible for the day-to-day management of the Fund remain the same immediately prior to and immediately after the date of these changes. LMPFA and Batterymarch are wholly-owned subsidiaries of Legg Mason.

     SBFM had assumed portfolio management responsibilities on February 1, 2006, when the subadvisory contract with Citigroup Asset Management Ltd. was terminated. At such time, Charles Lovejoy, Guy Bennett, Christopher Floyd and John Vietz, portfolio managers of Batterymarch, assumed portfolio management responsibilities for the Fund. The Fund’s management fee rate did not change as a result of the subadvisory contract termination.

     The Fund’s Board has also approved a number of changes to the Fund, including changes to the Fund’s investment strategy and the name of the Fund. On or about October 1, 2006, the name of the Fund will change to Legg Mason Partners Global Equity Fund. Concurrent with the change in its name, the investment policy of the Fund will also change to a global strategy, permitting an increased investment in U.S. securities. Under normal circumstances the Fund will invest at least 80% of its assets in equity and equity-related securities.

     To better reflect the Fund’s revised investment strategy, following the change, the Fund will compare its performance to that of the MSCI World Indexxi.

     The Fund was formerly known as Smith Barney International Large Cap Fund.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. Affiliates of the Fund’s Manager have, in recent years, received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various

Legg Mason Partners International Large Cap Fund      III

investigations. The regulators appear to be examining, among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund is not in a position to predict the outcome of these requests and investigations.

     Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

     As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

July 28, 2006

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: Keep in mind that the Fund is subject to risks associated with overseas investing not associated with domestic investing, including risks which could result in significant market fluctuations. These risks include currency fluctuations, changes in political and economic conditions, differing securities regulations and periods of illiquidity, and are heightened for investments in the securities of issuers located in developing countries. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.

i	Gross domestic product is a market value of goods and services produced by labor and property in a given country.

ii
The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

iv	The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S.

v
The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

vi
The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index.

vii
The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

viii
The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

ix	The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.

x	The MSCI EAFE Index is an unmanaged index of common stocks of companies located in Europe, Australasia and the Far East.

xi	The MSCI World Index is a market capitalization weighted equity index of over 1,500 stocks traded in 22 world markets.

IV      Legg Mason Partners International Large Cap Fund

Fund at a Glance (unaudited)

Investment Breakdown

Legg Mason Partners International Large Cap Fund 2006 Semi-Annual Report      1

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

     This example is based on an investment of $1,000 invested on January 1, 2006 and held for the six months ended June 30, 2006.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)
	Actual
	Total Return	Beginning	Ending	Annualized	Expenses
	Without	Account	Account	Expense	Paid During
	Sales Charges(2)	Value	Value	Ratio	the Period(3)
Class A	9.36%	$1,000.00	$1,093.60	1.45%	$ 7.53
Class B	8.79	1,000.00	1,087.90	2.41	12.48
Class C	8.74	1,000.00	1,087.40	2.50	12.94
Class Y	9.53	1,000.00	1,095.30	1.12	5.82

(1)	For the six months ended June 30, 2006.

(2)

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year.

Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers/and or expense reimbursements, the total return would have been lower.

(3)

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

2      Legg Mason Partners International Large Cap Fund 2006 Semi-Annual Report

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

     Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)
		Beginning	Ending	Annualized	Expenses
	Hypothetical	Account	Account	Expense	Paid During
	Total Return	Value	Value	Ratio	the Period(2)
Class A	5.00%	$1,000.00	$1,017.60	1.45%	$ 7.25
Class B	5.00	1,000.00	1,012.84	2.41	12.03
Class C	5.00	1,000.00	1,012.40	2.50	12.47
Class Y	5.00	1,000.00	1,019.24	1.12	5.61

(1)	For the six months ended June 30, 2006.

(2)

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Legg Mason Partners International Large Cap Fund 2006 Semi-Annual Report      3

Schedule of Investments (June 30, 2006) (unaudited)
LEGG MASON PARTNERS INTERNATIONAL LARGE CAP FUND
Shares	Security	Value
COMMON STOCKS — 99.2%
Australia — 3.0%
53,475	BHP Billiton Ltd.	$1,151,063
24,400	Challenger Financial Services Group Ltd.	57,230
8,750	CSL Ltd.	349,089
53,200	Downer EDI Ltd.	293,789
21,800	Leighton Holdings Ltd.	280,741
37,600	QBE Insurance Group Ltd.	572,126
5,650	Rio Tinto Ltd.	326,271
	Total Australia	3,030,309
Austria — 0.3%
5,600	Boehler-Uddeholm AG	305,917
Belgium — 0.4%
6,200	Delhaize Group	429,409
Canada — 2.7%
2,400	Bank of Montreal	129,277
93,300	Bombardier Inc.*	260,236
39,300	CAE Inc.	299,596
4,900	Canadian Imperial Bank of Commerce	328,322
6,400	Canadian Pacific Railway Ltd.	326,658
7,440	National Bank of Canada	380,341
9,600	Royal Bank of Canada	390,199
5,100	Toronto-Dominion Bank	259,254
15,900	TransAlta Corp.	328,838
	Total Canada	2,702,721
Denmark — 1.4%
6,550	Danisco A/S	476,911
8,700	Danske Bank A/S	330,886
1,100	DSV A/S	183,740
2,550	Topdanmark A/S*	355,171
	Total Denmark	1,346,708
Finland — 1.2%
8,400	Metso Oyj	304,522
45,951	Nokia Oyj	937,148
	Total Finland	1,241,670
France — 8.2%
2,600	Alstom RGPT*	237,386
6,200	Atos Origin SA*	405,245
12,949	BNP Paribas SA	1,238,535
9,300	Bouygues SA	477,737
9,500	Cap Gemini SA	541,790
1,800	Ciments Francais SA	298,787
12,300	Legrand SA*	345,786
1,500	Natexis Banques Populaires	344,828
2,600	Nexity	150,904

See Notes to Financial Statements.

4      Legg Mason Partners International Large Cap Fund 2006 Semi-Annual Report

Schedule of Investments (June 30, 2006) (unaudited) (continued)
Shares	Security	Value
France — 8.2% (continued)
8,321	Pinault Printemps Redoute SA	$1,060,110
6,080	Sanofi-Aventis	592,800
6,140	Societe Generale	902,290
15,556	Total SA	1,022,736
5,280	Valeo SA	187,838
2,900	Wendel Investissement	349,824
	Total France	8,156,596
Germany — 6.3%
15,666	Altana AG	872,019
5,750	Bayerische Motoren Werke AG	286,999
12,219	DaimlerChrysler AG	603,171
9,852	Deutsche Bank AG	1,107,866
15,150	Deutsche Lufthansa AG	278,776
4,800	Deutsche Postbank AG	345,081
3,225	E.ON AG	370,979
4,350	Fresenius Medical Care AG & Co., KGaA	499,612
16,500	GEA Group AG	282,533
6,250	Heidelberger Druckmaschinen AG	283,922
3,600	MAN AG	260,467
12,042	Siemens AG	1,046,837
	Total Germany	6,238,262
Greece — 0.5%
10,571	Alpha Bank AE	263,139
11,500	Hellenic Telecommunications Organization SA*	253,053
	Total Greece	516,192
Hong Kong — 1.4%
40,000	Esprit Holdings Ltd.	327,025
156,000	Hang Lung Properties Ltd.	282,194
178,000	Hutchison Telecommunications International Ltd.*	289,906
156,200	Li & Fung Ltd.	316,744
139,527	Sino Land Co., Ltd.	222,754
	Total Hong Kong	1,438,623
Italy — 3.8%
8,900	Banca Popolare di Verona e Novara Scrl	238,262
36,200	Capitalia SpA	296,746
90,900	Compagnia Assicuratrice Unipol SpA	292,134
23,160	Eni SpA	681,574
28,042	Fondiaria Sai SpA	1,145,238
31,219	Indesit Co.	342,483
18,300	Saipem SpA	416,013
748,000	Seat Pagine Gialle SpA	347,923
	Total Italy	3,760,373

See Notes to Financial Statements.

Legg Mason Partners International Large Cap Fund 2006 Semi-Annual Report      5

Schedule of Investments (June 30, 2006) (unaudited) (continued)
Shares	Security	Value
Japan — 26.4%
14,000	Aeon Credit Service Co., Ltd.	$339,898
7,700	Aisin Seiki Co., Ltd.	228,636
45,000	Ajinomoto Co. Inc.	497,926
42,000	Asahi Kasei Corp.	273,997
9,300	Astellas Pharma Inc.	341,120
5,700	Canon Inc.	279,263
10,500	Credit Saison Co., Ltd.	497,009
27,000	Daido Steel Co., Ltd.	211,746
200	Dainippon Sumitomo Pharma Co., Ltd.	2,244
17,000	Daiwa House Industry Co., Ltd.	271,691
8,200	Denso Corp.	267,831
28,000	Dowa Mining Co., Ltd.	247,465
8,800	Elpida Memory Inc.*	330,466
85,000	Fuji Electric Holdings Co., Ltd.	444,653
39,000	Fuji Heavy Industries Ltd.	227,859
8,500	Fuji Photo Film Co., Ltd.	285,053
68,000	Fujitsu Ltd.	526,754
68,500	Gunma Bank Ltd.	508,493
8,300	Hitachi Construction Machinery Co., Ltd.	199,699
13,900	Hokkaido Electric Power Co. Inc.	329,579
94,000	Hokuhoku Financial Group Inc.	392,402
10,260	Honda Motor Co., Ltd.	325,259
60,000	Itochu Corp	526,615
40,000	JTEKT Corp.	772,019
73,000	Kajima Corp.	334,702
122,000	Kawasaki Heavy Industries Ltd.	410,200
182	KK DaVinci Advisors*	179,608
23,000	Komatsu Ltd.	456,967
24,500	Konica Minolta Holdings Inc.*	309,179
11,800	Kyushu Electric Power Co. Inc.	274,119
11,600	Leopalace21 Corp.	400,157
83,000	Marubeni Corp.	442,164
41,000	Matsushita Electric Industrial Co., Ltd.	864,722
48,000	Mazda Motor Corp.	300,563
59,000	Minebea Co., Ltd.	321,008
46,000	Mitsubishi Chemical Holdings Corp.	287,236
14,000	Mitsubishi Corp.	279,376
193,000	Mitsubishi Electric Corp.	1,545,618
45	Mitsubishi UFJ Financial Group Inc.	628,794
26,000	Mitsubishi UFJ Securities Co., Ltd.	335,147
44,000	Mitsui Mining & Smelting Co., Ltd.	259,377
103	Mizuho Financial Group Inc.	871,639
13,000	NGK Spark Plug Co., Ltd.	261,124
3,500	Nitto Denko Corp.	249,116
62,000	NSK Ltd.	513,847
34,000	NTN Corp.	268,722
14,000	OMC Card Inc.	199,293
2,370	Orix Corp.	578,503

See Notes to Financial Statements.

6      Legg Mason Partners International Large Cap Fund 2006 Semi-Annual Report

Schedule of Investments (June 30, 2006) (unaudited) (continued)
Shares	Security	Value
Japan — 26.4% (continued)
650	Otsuka Corp.	$73,228
40,000	Sekisui Chemical Co., Ltd.	345,138
16,900	Seven & I Holdings Co., Ltd.	556,421
18,000	Sharp Corp.	284,215
68,000	Showa Denko KK	302,275
3,960	Sony Corp.	174,647
8,000	Sumco Corp.	455,526
57	Sumitomo Mitsui Financial Group Inc.	602,332
13,100	Suzuki Motor Corp.	283,154
15,300	Takeda Pharmaceutical Co., Ltd.	951,365
6,600	TDK Corp.	501,463
38,000	Teijin Ltd.	240,933
16,200	Tohoku Electric Power Co., Inc.	355,111
26,000	Toppan Printing Co., Ltd.	293,821
28,200	Toyota Motor Corp.	1,475,202
11,000	Yamaha Motor Co., Ltd.	287,236
19,000	Yaskawa Electric Corp.	220,689
	Total Japan	26,301,614
Luxembourg — 2.5%
52,254	Arcelor	2,520,006
Netherlands — 4.5%
6,950	ABN Amro Holding NV	189,966
14,500	Buhrmann NV	210,117
15,500	CSM	430,993
10,138	DSM NV	421,810
59,500	Hagemeyer NV*	274,476
11,600	Heineken NV	491,385
15,890	ING Groep NV, CVA	623,974
13,000	Koninklijke BAM Groep NV	258,151
71,867	Koninklijke KPN NV	807,232
13,300	Koninklijke Philips Electronics NV	415,198
16,200	Wolters Kluwer NV	382,351
	Total Netherlands	4,505,653
Norway — 1.3%
2,000	Aker Kvaerner ASA	187,602
172,000	Pan Fish ASA*	186,201
6,100	Petrojarl ASA*	40,171
6,100	Petroleum Geo-Services ASA*	343,899
41,763	Telenor ASA	504,769
	Total Norway	1,262,642
Singapore — 0.7%
132,000	CapitaLand Ltd.	375,118
32,000	Keppel Corp. Ltd.	297,064
	Total Singapore	672,182

See Notes to Financial Statements.

Legg Mason Partners International Large Cap Fund 2006 Semi-Annual Report      7

Schedule of Investments (June 30, 2006) (unaudited) (continued)
Shares	Security	Value
Spain — 4.9%
24,900	Banco Bilbao Vizcaya Argentaria SA	$511,641
68,200	Banco Santander Central Hispano SA	995,246
19,500	Corp. Mapfre SA	359,568
50,667	Endesa SA	1,760,413
12,700	Red Electrica de Espana	438,013
47,600	Telefonica SA	791,951
	Total Spain	4,856,832
Sweden — 1.3%
10,000	Alfa Laval AB	298,692
23,900	Boliden AB	438,924
7,300	Nobia AB	236,763
14,900	Skandinaviska Enskilda Banken AB	354,182
	Total Sweden	1,328,561
Switzerland — 5.7%
5,900	Adecco SA	348,263
19,339	Credit Suisse Group	1,079,959
2,344	Nestle SA	734,862
14,500	Novartis AG	783,688
6,050	Roche Holding AG	998,249
300	Sulzer AG	224,354
3,977	Swiss Life Holding	930,245
5,000	UBS AG	547,005
	Total Switzerland	5,646,625
United Kingdom — 22.7%
20,300	Anglo American PLC	832,407
11,548	AstraZeneca PLC	696,843
25,200	Aviva PLC	356,635
81,305	Barclays PLC	923,671
22,000	Barratt Developments PLC	385,575
19,500	Bellway PLC	418,187
65,150	BG Group PLC	870,223
159,074	BP PLC	1,854,225
55,900	Bradford & Bingley PLC	480,297
90,200	Brit Insurance Holdings PLC	439,405
37,400	British Airways PLC*	236,989
41,600	British Energy Group PLC*	517,591
13,678	Charter PLC*	203,941
20,100	Collins Stewart Tullett PLC	282,044
31,900	Drax Group PLC*	484,776
132,928	GKN PLC	670,899
36,622	GlaxoSmithKline PLC	1,023,021
35,803	HBOS PLC	622,194
72,520	HSBC Holdings PLC	1,275,689
54,900	Imperial Chemical Industries PLC	368,432
935,500	Invensys PLC*	332,930
82,150	Lloyds TSB Group PLC	807,215
14,000	Man Group PLC	659,486

See Notes to Financial Statements.

8      Legg Mason Partners International Large Cap Fund 2006 Semi-Annual Report

Schedule of Investments (June 30, 2006) (unaudited) (continued)
Shares	Security	Value
United Kingdom — 22.7% (continued)
44,623	National Grid PLC	$482,606
26,100	Northern Rock PLC	482,524
95,000	Old Mutual PLC	286,718
12,800	Persimmon PLC	292,014
33,400	Rexam PLC	326,031
11,700	Rio Tinto PLC	618,412
45,500	Rolls-Royce Group PLC*	348,249
32,185	Royal Bank of Scotland Group PLC	1,057,946
27,500	Royal Dutch Shell PLC, Class A Shares	924,206
15,800	Royal Dutch Shell PLC, Class B Shares	552,366
45,300	Scottish & Newcastle PLC	426,907
53,400	Tate & Lyle PLC	597,769
104,300	Tesco PLC	644,034
13,200	Vedanta Resources PLC	332,620
231,971	Vodafone Group PLC	494,257
	Total United Kingdom	22,609,334
	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
	(Cost — $90,106,774)	98,870,229

Face
Amount
SHORT-TERM INVESTMENT — 2.1%
Time Deposit — 2.1%
$ 2,141,000	State Street Bank & Trust Co., 2.800% due 7/3/06
	(Cost — $2,141,000)	2,141,000
	TOTAL INVESTMENTS — 101.3% (Cost — $92,247,774#)	101,011,229
	Liabilities in Excess of Other Assets — (1.3)%	(1,294,496)
	TOTAL NET ASSETS — 100.0%	$99,716,733

*  Non-income producing security.
# Aggregate cost for federal income tax purposes is substantially the same.

  Abbreviation used in this schedule:
  CVA — Certificaaten van aandelen (Share Certificates)

Summary of Investments by Sector* (unaudited)
Financials	28.8%
Industrials	14.2
Consumer Discretionary	12.0
Materials	10.2
Health Care	7.1
Energy	6.8
Consumer Staples	5.4
Utilities	5.3
Information Technology	4.5
Telecommunication Services	3.6
Time Deposit	2.1
100.0%
*As a percentage of total investments. Please note that Fund holdings are as of June 30, 2006 and are subject to change.

See Notes to Financial Statements.

Legg Mason Partners International Large Cap Fund 2006 Semi-Annual Report      9

Statement of Assets and Liabilities (June 30, 2006) (unaudited)
ASSETS:
Investments, at value (Cost – $92,247,774)	$101,011,229
Foreign currency, at value (Cost – $152,830)	153,176
Cash	955
Receivable for securities sold	413,724
Dividends and interest receivable	179,690
Receivable for Fund shares sold	143,570
Prepaid expenses	72,172
Total Assets	101,974,516
LIABILITIES:
Payable for securities purchased	1,882,288
Payable for Fund shares repurchased	123,434
Investment management fee payable	107,154
Distribution fees payable	52,920
Trustees’ fees payable	979
Accrued expenses	91,008
Total Liabilities	2,257,783
Total Net Assets	$99,716,733
NET ASSETS:
Par value (Note 6)	$77
Paid-in capital in excess of par value	77,835,221
Undistributed net investment income	594,373
Accumulated net realized gain on investments and foreign currency transactions	12,520,152
Net unrealized appreciation on investments and foreign currencies	8,766,910
Total Net Assets	$99,716,733
Shares Outstanding:
Class A	3,108,723
Class B	525,304
Class C	3,864,403
Class Y	154,852
Net Asset Value:
Class A (and redemption price)	$13.01
Class B*	$12.54
Class C*	$13.11
Class Y (offering price and redemption price)	$13.02
Maximum Public Offering Price Per Share:
Class A (based on maximum sales charge of 5.00%)	13.69

* Redemption price per share is equal to net asset value less any applicable CDSC (See Note 2)

See Notes to Financial Statements.

10      Legg Mason Partners International Large Cap Fund 2006 Semi-Annual Report

Statement of Operations (For the six months ended June 30, 2006) (unaudited)
INVESTMENT INCOME:
Dividends	$1,673,740
Interest	22,033
Less: Foreign taxes withheld	(149,657)
Total Investment Income	1,546,116

EXPENSES:
Investment management fee (Note 2)	401,290
Distribution fees (Note 4)	310,634
Transfer agent fees (Note 4)	112,818
Custody fees	33,698
Registration fees	29,875
Shareholder reports (Note 4)	22,108
Legal fees	19,262
Audit and tax	17,409
Trustees’ fees	16,790
Insurance	1,350
Miscellaneous expenses	8,134
Total Expenses	973,368
Less: Fee waivers and/or expense reimbursements (Notes 2 and 7)	(24,972)
Net Expenses	948,396
Net Investment Income	597,720
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS (NOTES 1 AND 3):
Net Realized Gain (Loss) From:
Investment transactions	12,659,501
Foreign currency transactions	(10,847)
Net Realized Gain	12,648,654
Change in Net Unrealized Appreciation/Depreciation From:
Investments	(5,601,947)
Foreign currencies	1,402
Change in Net Unrealized Appreciation/Depreciation	(5,600,545)
Net Gain on Investments and Foreign Currency Transactions	7,048,109
Increase in Net Assets From Operations	$7,645,829

See Notes to Financial Statements.

Legg Mason Partners International Large Cap Fund 2006 Semi-Annual Report      11

Statements of Changes in Net Assets

For the six months ended June 30, 2006 (unaudited)
and the year ended December 31, 2005

	2006	2005
OPERATIONS:
Net investment income	$597,720	$764,491
Net realized gain	12,648,654	3,867,398
Change in net unrealized appreciation/depreciation	(5,600,545)	2,554,565
Increase in Net Assets From Operations	7,645,829	7,186,454
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 5):
Net investment income	—	(689,706)
Net realized gains	(25,628)	—
Decrease in Net Assets From Distributions to Shareholders	(25,628)	(689,706)
FUND SHARE TRANSACTIONS (NOTE 6):
Net proceeds from sale of shares	21,218,670	29,710,204
Reinvestment of distributions	22,162	497,018
Cost of shares repurchased	(14,540,842)	(14,748,136)
Increase in Net Assets From Fund Share Transactions	6,699,990	15,459,086
Increase in Net Assets	14,320,191	21,955,834
NET ASSETS:
Beginning of period	85,396,542	63,440,708
End of period*	$99,716,733	$85,396,542
*Includes undistributed (overdistributed) net investment income of:	$594,373	$(3,347)

See Notes to Financial Statements.

12      Legg Mason Partners International Large Cap Fund 2006 Semi-Annual Report

Financial Highlights

For a share of each class of beneficial interest outstanding throughout each year ended
December 31, unless otherwise noted:

Class A Shares	2006	(1)(2)	2005 (1)	2004 (1)	2003 (1)	2002 (1)	2001
Net Asset Value, Beginning of Period	$11.90		$10.97	$9.45	$7.39	$8.57	$10.91
Income (Loss) From Operations:
Net investment income (loss)	0.12		0.17	0.07	0.05	0.02	(0.01)
Net realized and unrealized gain (loss)	0.99		0.91	1.55	2.06	(1.20)	(2.29)
Total Income (Loss) From Operations	1.11		1.08	1.62	2.11	(1.18)	(2.30)
Less Distributions From:
Net investment income	—		(0.15)	(0.10)	(0.05)	—	(0.02)
Net realized gains	(0.00	)(3)	—	—	—	—	(0.02)
Total Distributions	(0.00	)(3)	(0.15)	(0.10)	(0.05)	—	(0.04)
Net Asset Value, End of Period	$13.01		$11.90	$10.97	$9.45	$7.39	$8.57
Total Return(4)	9.36%		9.88%	17.24%	28.55%	(13.77)%	(21.13)%
Net Assets, End of Period (000s)	$40,434		$37,449	$34,599	$32,605	$16,469	$19,767
Ratios to Average Net Assets:
Gross expenses	1.49	%(5)	1.62%	1.83%	2.17%	2.95%	2.76%
Net expenses(6)	1.45	(5)(7)	1.62	1.69 (7)	1.75 (7)	1.75 (7)	1.75 (7)
Net investment income (loss)	1.82	(5)	1.48	0.73	0.59	0.31	(0.13)
Portfolio Turnover Rate	94%		29%	60%	120%	88%	96%

(1)	Per share amounts have been calculated using the average shares method.

(2)	For the six months ended June 30, 2006 (unaudited).

(3)	Amount represents less than $0.01 per share.

(4)

Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.

(5)	Annualized.

(6)	As a result of an expense limitation, the ratio of expenses to average net assets were capped so as not to exceed 1.75%.

(7)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason Partners International Large Cap Fund 2006 Semi-Annual Report      13

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended
December 31, unless otherwise noted:

Class B Shares	2006	(1)(2)	2005 (1)	2004	(1)	2003 (1)	2002 (1)	2001
Net Asset Value, Beginning of Period	$11.53		$10.62	$9.13		$7.16	$8.36	$10.73
Income (Loss) From Operations:
Net investment income (loss)	0.05		0.07	(0.00	)(3)	(0.02)	(0.04)	(0.08)
Net realized and unrealized gain (loss)	0.96		0.89	1.50		1.99	(1.16)	(2.25)
Total Income (Loss) From Operations	1.01		0.96	1.50		1.97	(1.20)	(2.33)
Less Distributions From:
Net investment income	—		(0.05)	(0.01)		—	—	(0.02)
Net realized gains	(0.00	)(3)	—	—		—	—	(0.02)
Total Distributions	(0.00	)(3)	(0.05)	(0.01)		—	—	(0.04)
Net Asset Value, End of Period	$12.54		$11.53	$10.62		$9.13	$7.16	$8.36
Total Return(4)	8.79%		9.00%	16.40%		27.51%	(14.35)%	(21.76)%
Net Assets, End of Period (000s)	$6,590		$7,356	$7,617		$8,342	$836	$348
Ratios to Average Net Assets:
Gross expenses	2.42	%(5)	2.48%	2.61%		2.92%	3.70%	3.51%
Net expenses(6)	2.41	(5)(7)	2.48	2.44	(7)	2.50 (7)	2.50 (7)	2.50 (7)
Net investment income (loss)	0.76	(5)	0.66	(0.03)		(0.29)	(0.50)	(0.85)
Portfolio Turnover Rate	94%		29%	60%		120%	88%	96%

(1)	Per share amounts have been calculated using the average shares method.

(2)	For the six months ended June 30, 2006 (unaudited).

(3)	Amount represents less than $0.01 per share.

(4)

Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.

(5)	Annualized.

(6)	As a result of an expense limitation, the ratio of expenses to average net assets were capped so as not to exceed 2.50%.

(7)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

14      Legg Mason Partners International Large Cap Fund 2006 Semi-Annual Report

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended
December 31, unless otherwise noted:

Class C Shares	2006	(1)(2)	2005 (1)	2004	(1)	2003 (1)	2002 (1)	2001
Net Asset Value, Beginning of Period	$12.06		$11.11	$9.55		$7.47	$8.72	$11.17
Income (Loss) From Operations:
Net investment income (loss)	0.05		0.06	(0.01)		(0.02)	(0.02)	(0.33)
Net realized and unrealized gain (loss)	1.00		0.93	1.57		2.10	(1.23)	(2.08)
Total Income (Loss) From Operations	1.05		0.99	1.56		2.08	(1.25)	(2.41)
Less Distributions From:
Net investment income	—		(0.04)	(0.00	)(3)	—	—	(0.02)
Net realized gains	(0.00	)(3)	—	—		—	—	(0.02)
Total Distributions	(0.00	)(3)	(0.04)	(0.00	)(3)	—	—	(0.04)
Net Asset Value, End of Period	$13.11		$12.06	$11.11		$9.55	$7.47	$8.72
Total Return(4)	8.74%		8.95%	16.37%		27.84%	(14.33)%	(21.61)%
Net Assets, End of Period (000s)	$50,677		$38,418	$19,040		$7,368	$1,147	$699
Ratios to Average Net Assets:
Gross expenses	2.57	%(5)	2.74%	2.65%		2.86%	3.55%	3.35%
Net expenses(6)(7)	2.50	(5)	2.50	2.42		2.44	2.35	2.35
Net investment income (loss)	0.82	(5)	0.53	(0.10)		(0.27)	(0.32)	(0.77)
Portfolio Turnover Rate	94%		29%	60%		120%	88%	96%

(1)	Per share amounts have been calculated using the average shares method.

(2)	For the six months ended June 30, 2006 (unaudited).

(3)	Amount represents less than $0.01 per share.

(4)

Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.

(5)	Annualized.

(6)	As a result of an expense limitation, the ratio of expenses to average net assets did not exceed 2.50%.

(7)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason Partners International Large Cap Fund 2006 Semi-Annual Report      15

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended
December 31, unless otherwise noted:

Class Y Shares(1)	2006	(2)	2005	2004	2003	(3)
Net Asset Value, Beginning of Period	$11.89		$10.96	$9.46	$7.46
Income (Loss) From Operations:
Net investment income (loss)	0.13		0.22	0.09	(0.01)
Net realized and unrealized gain	1.00		0.92	1.56	2.07
Total Income From Operations	1.13		1.14	1.65	2.06
Less Distributions From:
Net investment income	—		(0.21)	(0.15)	(0.06)
Net realized gains	(0.00	)(4)	—	—	—
Total Distributions	(0.00	)(4)	(0.21)	(0.15)	(0.06)
Net Asset Value, End of Period	$13.02		$11.89	$10.96	$9.46
Total Return(5)	9.53%		10.38%	17.60%	27.58%
Net Assets, End of Period (000s)	$2,016		$2,174	$2,185	$984
Ratios to Average Net Assets:
Gross expenses	1.12	%(6)	1.21%	1.49%	1.90	%(6)
Net expenses(7)	1.12	(6)(8)	1.21	1.43 (8)	1.48	(6)(8)
Net investment income (loss)	1.98	(6)	1.94	0.94	(0.18	)(6)
Portfolio Turnover Rate	94%		29%	60%	120%

(1)	Per share amounts have been calculated using the average shares method.

(2)	For the six months ended June 30, 2006 (unaudited).

(3)	For the period May 20, 2003 (commencement of operations) to December 31, 2003.

(4)	Amount represents less than $0.01 per share.

(5)

Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.

(6)	Annualized.

(7)	As a result of an expense limitation, the ratio of expenses to average net assets were capped so as not to exceed 1.50%.

(8)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

16      Legg Mason Partners International Large Cap Fund 2006 Semi-Annual Report

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Legg Mason Partners International Large Cap Fund (formerly known as Smith Barney International Large Cap Fund) (the “Fund”) is a separate diversified series of Legg Mason Partners Trust II (formerly known as Smith Barney Trust II) (the “Trust”). The Trust, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended (the”1940 Act”), as an open-end management investment company.

     The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     (a) Investment Valuation. Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Trustees. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. Short-term obligations maturing within 60 days are valued at amortized cost, which approximates market value.

     (b) Foreign Risk. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies and may require settlement in foreign currencies and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

     (c) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

Legg Mason Partners International Large Cap Fund 2006 Semi-Annual Report      17

Notes to Financial Statements (unaudited) (continued)

     (d) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

     The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

     Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

     Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

     (e) Distributions to Shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

     (f) Expenses. Direct expenses are charged to the Fund; general expenses of the Trust are allocated to the funds within the Trust based on each fund’s relative net assets.

     (g) Class Accounting. Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

     (h) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

     (i) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

18      Legg Mason Partners International Large Cap Fund 2006 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

2. Investment Management Agreement and Other Transactions with Affiliates

For the period of this report, Smith Barney Fund Management LLC (“SBFM”), an indirect wholly-owned subsidiary of Legg Mason, Inc. (“Legg Mason”), acted as the investment manager of the Fund. Under the investment management agreement, the Fund paid an investment management fee calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
Up to $1 billion	0.850%
Next $1 billion	0.825%
Next $3 billion	0.800%
Next $5 billion	0.775%
Over $10 billion	0.750%

     During the six months ended June 30, 2006, the Fund’s Class A, B, C and Y shares had expense limitations in place of 1.75%, 2.50%, 2.50% and 1.50%, respectively.

     During the six months ended June 30, 2006, SBFM waived a portion of its fee in the amount of $1,886. In addition, during the six months ended June 30, 2006, the Fund was reimbursed for expenses in the amount of $23,086.

     Citigroup Global Markets Inc. (“CGM”), and Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, act as co-distributors of the Fund.

     There is a maximum initial sales charge of 5.00% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines thereafter by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

     For the six months ended June 30, 2006, LMIS and its affiliates did not receive any sales charges or CDSCs.

     Certain officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

     The Trustees of the Fund have adopted a Retirement Plan (the “Plan”) for all Trustees who are not “interested persons” of the Fund, within the meaning of the 1940 Act. Under the Plan, each Trustee is required to retire from the Board as of the last day of the calendar year in which such Trustee attains age 75. Trustees may retire under the Plan before attaining the mandatory retirement age. Trustees who have served as Trustee of the Trust or any of the investment companies associated with SBFM for at least ten years when they retire are eligible to receive the maximum retirement benefit under the Plan. The maximum retirement benefit is an amount equal to five times the amount of retainer and regular meeting fees payable to a Trustee during the entirety of the calendar year of the Trustee’s

Legg Mason Partners International Large Cap Fund 2006 Semi-Annual Report      19

Notes to Financial Statements (unaudited) (continued)

retirement (assuming no change in relevant facts for the balance of the year following the Trustee’s retirement). Amounts under the Plan may be paid in installments or in a lump sum (discounted to present value). Benefits under the Plan are unfunded. Two former Trustees are currently receiving payments under the Plan. In addition, three other Trustees received full payments under the Plan. At June 30, 2006, $2,633 was accrued in connection with the Plan.

3. Investments

During the six months ended June 30, 2006, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$97,079,135
Sales	88,595,766

     At June 30, 2006, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$11,532,032
Gross unrealized depreciation	(2,768,577)
Net unrealized appreciation	$8,763,455

4. Class Specific Expenses

The Fund has adopted a Rule 12b-1distribution plan and under that plan the Fund pays a service fee with respect to its Class A, B and C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B and C shares calculated at the annual rate of 0.75% of the average daily net assets of each class, respectively. Distribution fees are accrued daily and paid monthly.

     For the six months ended June 30, 2006, class specific expenses were as follows:

			Shareholder
		Transfer	Reports
	Distribution Fees	Agent Fees	Expenses
Class A	$50,378	$15,794	$7,118
Class B	36,447	6,593	4,308
Class C	223,809	90,414	10,662
Class Y	—	17	20
Total	$310,634	$112,818	$22,108

20      Legg Mason Partners International Large Cap Fund 2006 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

5. Distributions to Shareholders by Class

	Six Months Ended	Year Ended
	June 30, 2006	December 31, 2005
Net Investment Income
Class A	—	$482,242
Class B	—	29,392
Class C	—	139,879
Class Y	—	38,193
Total	—	$689,706
Net Realized Gains
Class A	$10,445	—
Class B	1,769	—
Class C	12,893	—
Class Y	521	—
Total	$25,628	—

6. Shares of Beneficial Interest

At June 30, 2006, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses specifically related to the distribution of its shares.

     Transactions in shares of each class were as follows:

	Six Months Ended		Year Ended
	June 30, 2006		December 31, 2005
	Shares	Amount	Shares	Amount
Class A
Shares sold	273,652	$3,543,019	380,215	$4,200,802
Shares issued on reinvestment	622	7,734	27,710	331,408
Shares repurchased	(312,966)	(3,995,252)	(415,422)	(4,569,874)
Net Decrease	(38,692)	$(444,499)	(7,497)	$(37,664)

Class B
Shares sold	48,395	$605,865	110,698	$1,186,436
Shares issued on reinvestment	138	1,656	2,371	27,522
Shares repurchased	(161,119)	(2,025,935)	(192,140)	(2,054,311)
Net Decrease	(112,586)	$(1,418,414)	(79,071)	$(840,353)

Class C
Shares sold	1,297,353	$16,862,811	2,127,417	$23,921,180
Shares issued on reinvestment	1,018	12,772	11,365	138,088
Shares repurchased	(619,786)	(7,971,648)	(666,920)	(7,522,992)
Net Increase	678,585	$8,903,935	1,471,862	$16,536,276

Class Y
Shares sold	15,064	$206,975	36,658	$401,786
Shares repurchased	(43,048)	(548,007)	(53,180)	(600,959)
Net Decrease	(27,984)	$(341,032)	(16,522)	$(199,173)

Legg Mason Partners International Large Cap Fund 2006 Semi-Annual Report      21

Notes to Financial Statements (unaudited) (continued)

7. Regulatory Matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against SBFM and CGM relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Funds”).

     The SEC order finds that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Fund’s investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also finds that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Funds’ best interests and that no viable alternatives existed. SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

     The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million was distributed to the affected Funds.

     The order required SBFM to recommend a new transfer agent contract to the Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bid-

22      Legg Mason Partners International Large Cap Fund 2006 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

ding process. On November 21, 2005, and within the specified timeframe, the Fund’s Board selected a new transfer agent for the Fund. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

     Although there can be no assurance, SBFM does not believe that this matter will have a material adverse effect on the Funds.

     On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

8. Legal Matters

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC as described in Note 7. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

     On October 5, 2005, a motion to consolidate the five actions and any subsequently-filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

     As of the date of this report, the Fund’s investment manager believes that resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Fund’s investment manager and it’s affiliates to continue to render services to the Funds under their respective contracts.

*  *  *

     Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management, Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board Members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

Legg Mason Partners International Large Cap Fund 2006 Semi-Annual Report      23

Notes to Financial Statements (unaudited) (continued)

     On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested (including Legg Mason Partners International Large Cap Fund) and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the Investment Company Act, which the court granted plaintiffs leave to repeal as a derivative claim.

9. Other Matters

On September 16, 2005, the staff of the SEC informed SBFM and SBAM that the staff is considering recommending that the SEC institute administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the Investment Company Act (and related Rule 19a-1). The notification is a result of an industry wide inspection by the Commission and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the Investment Company Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/ or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or SBAM.

     Although there can be no assurance, SBFM believes that this matter is not likely to have a material adverse effect on the Fund.

10. Subsequent Events

The Fund’s Board has approved the appointment of Legg Mason Partners Fund Advisor, LLC (“LMPFA”) as the Fund’s investment manager effective August 1, 2006. The Fund’s Board has also approved the appointment of Batterymarch Financial Management, Inc. (“Batterymarch”), as the Fund’s subadviser effective August 1, 2006. The portfolio managers who are responsible for the day-to-day management of the Fund remain the same immediately prior to and immediately after the date of these changes. LMPFA and Batterymarch are wholly-owned subsidiaries of Legg Mason.

     LMPFA will provide administrative and certain oversight services to the Fund. LMPFA will delegate to the subadviser the day-to-day portfolio management of the Fund, except for the management of cash and short-term instruments. The Fund’s investment management fee will remain unchanged. For its services, LMPFA will pay Batterymarch 70% of the net management fee that it receives from the Fund.

     The Fund’s Board has also approved a number of changes to the Fund, including changes to the Fund’s investment strategy and the name of the Fund. On or about October 1, 2006, the name of the Fund will change to Legg Mason Partners Global Equity Fund. Concurrent with the change in its name, the investment policy of the Fund will also change

24      Legg Mason Partners International Large Cap Fund 2006 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

to a global strategy, permitting an increased investment in U.S. securities. Under normal circumstances the Fund will invest at least 80% of its assets in equity and equity-related securities.

     To better reflect the Fund’s revised investment strategy, following the change, the Fund will compare its performance to that of the MSCI World Index.

     The Fund’s Board has also approved certain share class modifications which, among other things, will standardize share class features for all funds in the fund complex. The features standardized include such things as sales loads, distribution charges and other costs. These modifications are expected to be implemented during the fourth quarter of 2006.

     The Fund’s Board has also approved a number of other initiatives designed to streamline and restructure the fund complex, and has authorized seeking shareholder approval for those initiatives where shareholder approval is required. As a result, Fund shareholders will be asked to elect a new Board, approve matters that will result in the Fund being grouped for organizational and governance purposes with other funds in the fund complex, and domicile the Fund as a Maryland business trust, with all funds operating under uniform charter documents. Fund shareholders also will be asked to approve investment matters, including standardized fundamental investment policies.

     Proxy materials describing these matters are expected to be sent to shareholders later in 2006. If shareholder approval is obtained, these matters generally are expected to be implemented during the first quarter of 2007.

11. Recent Accounting Pronouncement

During June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation 48 (“FIN 48” or the “Interpretation”), Accounting for Uncertainty in Income Taxes – an interpretation of FASB statement 109. FIN 48 supplements FASB Statement 109 by defining the confidence level that a tax position must meet in order to be recognized in the financial statements. FIN 48 prescribes a comprehensive model for how a fund should recognize, measure, present, and disclose in its financial statements uncertain tax positions that the fund has taken or expects to take on a tax return. FIN 48 requires that the tax effects of a position be recognized only if it is “more likely than not” to be sustained based solely on its technical merits. Management must be able to conclude that the tax law, regulations, case law, and other objective information regarding the technical merits sufficiently support the position’s sustainability with a likelihood of more than 50 percent. FIN 48 is effective for fiscal periods beginning after December 15, 2006, which for this Fund will be January 1, 2007. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not to be sustained as of the adoption date. Management of the Fund is currently evaluating the impact that FIN 48 will have on the financial statements.

Legg Mason Partners International Large Cap Fund 2006 Semi-Annual Report      25

Board Approval of Management and Subadvisory Agreements (unaudited)

     At a meeting held in person on June 19, 2006, the Fund’s Board, including a majority of the Board Members who are not “interested persons” of the Fund or Legg Mason Partners Fund Advisor, LLC (the “Manager”) or any sub-investment adviser or proposed sub-investment adviser as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”), approved a new management agreement (the “New Management Agreement”) between the Fund and the Manager. The Fund’s Board, including a majority of the Independent Board Members, also approved one or more new subadvisory agreements between the Manager and Batterymarch Financial Management, Inc. (the “Subadvisor”) the (“New Subadvisory Agreement”). The New Management Agreement and the New Subadvisory Agreement replaced the Fund’s prior management agreement with Smith Barney Fund Management LLC and were entered into in connection with an internal reorganization of the Manager’s and the prior manager’s parent organization, Legg Mason. In approving the New Management Agreement and New Subadvisory Agreement, the Board, including the Independent Board Members, considered the factors discussed below, among other things.

     The Board noted that the Manager will provide administrative and certain oversight services to the Fund, and that the Manager will delegate to the Subadviser the day-to-day portfolio management of the Fund. The Board Members reviewed the qualifications, backgrounds and responsibilities of the senior personnel that will provide oversight and general management services and the portfolio management team that would be primarily responsible for the day-to-day management of the Fund. The Board Members noted that the portfolio management team was expected to be the same as then managing the Fund.

     The Board Members received and considered information regarding the nature, extent and quality of services expected to be provided to the Fund by the Manager under the New Management Agreement and by the Subadviser under the New Subadvisory Agreement. The Board Members’ evaluation of the services expected to be provided by the Manager and the Subadviser took into account the Board Members’ knowledge and familiarity gained as Fund Board Members, including as to the scope and quality of Legg Mason’s investment management and other capabilities and the quality of its administrative and other services. The Board Members considered, among other things, information and assurances provided by Legg Mason as to the operations, facilities and organization of the Manager and the Subadviser and the qualifications, backgrounds and responsibilities of their senior personnel. The Board Members further considered the financial resources available to the Manager, the Subadviser and Legg Mason. The Board Members concluded that, overall, the nature, extent and quality of services expected to be provided under the New Management Agreement and the New Subadvisory Agreement were acceptable.

     The Board Members also received and considered performance information for the Fund as well as comparative information with respect to a peer group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board Members were provided with a description of the methodology Lipper used to determine the similarity of the Fund to the funds included in the Performance Universe. The Board Members noted that they had received and discussed with management, at periodic intervals, information comparing the Fund’s performance

26      Legg Mason Partners International Large Cap Fund

Board Approval of Management and Subadvisory Agreements (unaudited) (continued)

against, among other things, its benchmark. The Board Members reviewed and considered the management fee that would be payable by the Fund to the Manager in light of the nature, extent and quality of the management services expected to be provided by the Manager, including the fee waiver and/or expense reimbursement arrangements currently in place. Additionally, the Board Members received and considered information comparing the Fund’s management fee and overall expenses with those of comparable funds in both the relevant expense group and a broader group of funds, each selected and provided by Lipper. The Board Members also reviewed and considered the subadvisory fee that would be payable by the Manager to the Subadviser in light of the nature, extent and quality of the management services expected to be provided by the Subadviser. The Board Members noted that the Manager, and not the Fund, will pay the subadvisory fee to the Subadviser. The Board Members determined that the Fund’s management fee and the Fund’s subadvi-sory fee were reasonable in light of the nature, extent and quality of the services expected to be provided to the Fund under the New Management Agreement and the New Subadvisory Agreement.

     The Board Members received and considered a pro-forma profitability analysis of Legg Mason and its affiliates in providing services to the Fund, including information with respect to the allocation methodologies used in preparing the profitability data. The Board Members recognized that Legg Mason may realize economies of scale based on its internal reorganization and synergies of operations. The Board Members noted that it was not possible to predict with a high degree of confidence how Legg Mason’s and its affiliates’ profitability would be affected by its internal reorganization and by other factors including potential economies of scale, but that based on their review of the pro forma profitability analysis, their most recent prior review of the profitability of the predecessor manager and its affiliates from their relationship with the Fund and other factors considered, they determined that the management fee was reasonable. The Board Members noted that they expect to receive and evaluate profitability information on an annual basis.

     In their deliberations, the Board Members also considered the information that had been received, the factors that had been identified and the conclusions that had been reached by the Board in connection with the Board’s most recent approval of the Fund’s prior management agreement, in addition to information provided in connection with the Board’s evaluation of the terms and conditions of the New Management Agreement and the New Subadvisory Agreement.

     The Board Members considered Legg Mason’s advice and the advice of its counsel that the New Management Agreement and the New Subadvisory Agreement were being entered into in connection with an internal reorganization within Legg Mason that did not involve an actual change of control or management. The Board Members further noted that the terms and conditions of the New Management Agreement are substantially identical to those of the Fund’s previous management agreement except for the identity of the Manager, and that the initial term of the New Management Agreement (after which it will continue in effect only if such continuance is specifically approved at least annually by the Board, including a majority of the Independent Board Members) was the same as that under the prior management agreement.

Legg Mason Partners International Large Cap Fund      27

Board Approval of Management and Subadvisory Agreements (unaudited) (continued)

     In light of all of the foregoing, the Board, including the Independent Board Members, approved the New Management Agreement and the New Subadvisory Agreement. No single factor reviewed by the Board Members was identified as the principal factor in determining whether to approve the New Management Agreement and the New Subadvisory Agreement. The Independent Board Members were advised by separate independent legal counsel throughout the process. The Independent Board Members also discussed the proposed approval of the New Management Agreement and the New Subadvisory Agreement in private sessions with their independent legal counsel at which no representatives of the Manager or Subadviser were present.

28      Legg Mason Partners International Large Cap Fund

Legg Mason Partners International Large Cap Fund

TRUSTEES	INVESTMENT MANAGER
Elliott J. Berv	Legg Mason Partners
Donald M. Carlton	Fund Advisor, LLC
A. Benton Cocanougher
Mark T. Finn	SUBADVISER
R. Jay Gerken, CFA	Batterymarch Financial
Chairman	Management, Inc.
Stephen Randolph Gross
Diana R. Harrington	DISTRIBUTORS
Susan B. Kerley	Citigroup Global Markets Inc.
Alan G. Merten	Legg Mason Investor Services, LLC
R. Richardson Pettit
CUSTODIAN
State Street Bank and
Trust Company

TRANSFER AGENT
PFPC Inc.
4400 Computer Drive
Westborough, Massachusetts 01581

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
KPMG LLP
345 Park Avenue
New York, New York 10154

This report is submitted for
the general information of
the shareholders of Legg Mason
Partners International Large Cap
Fund, but it may also be used as
sales literature when preceded or
accompanied by the current
Prospectus.

This report must be preceded
or accompanied by a free
prospectus. Investors should
consider the Fund’s
investment objectives, risks,
charges and expenses
carefully before investing. The
prospectus contains this and
other important information
about the Fund. Please read
the prospectus carefully
before investing.

www.leggmason.com/
InvestorServices

©2006 Legg Mason Investor
Services, LLC
Member NASD, SIPC

FD02625 8/06           SR06-108

Legg Mason Partners
International Large Cap Fund

The Fund is a separate investment fund of the Legg Mason Partners Trust II, a Massachusetts Business Trust.

LEGG MASON PARTNERS INTERNATIONAL LARGE CAP FUND
Legg Mason Partners Funds
125 Broad Street
10th Floor, MF-2
New York, New York 10004

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30, and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.leggmason.com/InvestorServices and (3) on the SEC’s website at www.sec.gov. Proxy voting reports for the period ending June 30, 2005 will continue to be listed under the Fund’s former Smith Barney Trust II –Smith Barney International Large Cap Fund name.

ITEM 2.	CODE OF ETHICS.

Not Applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not Applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s
disclosure controls and procedures (as defined in Rule 30a-
3(c) under the Investment Company Act of 1940, as amended
(the “1940 Act”)) are effective as of a date within 90 days
of the filing date of this report that includes the
disclosure required by this paragraph, based on their
evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the
Securities Exchange Act of 1934.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under
the 1940 Act) that occurred during the registrant’s last
fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

	(a)	Not applicable.

	(b)	Attached hereto.

	Exhibit 99.CERT	Certifications pursuant to section 302 of
the Sarbanes-Oxley Act of 2002

	Exhibit 99.906CERT	Certifications pursuant to Section 906 of
the Sarbanes-Oxley Act of 2002

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Trust II

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Trust II

Date:	September 8, 2006

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Trust II

Date:	September 8, 2006

By:	/s/ Frances M. Guggino
(Frances M. Guggino)
Chief Financial Officer of
Legg Mason Partners Trust II

Date:	September 8, 2006